Basis of Presentation	12 Months Ended
Dec. 31, 2023
Basis of Presentation [Abstract]
Basis of Presentation	Basis of Presentation
These consolidated financial statements, as approved by the Company’s Board of Directors on March 6, 2024, have been prepared in accordance with International Financial Reporting Standards ("IFRS") as issued by the International Accounting Standards Board (“IASB”).
The financial statements have been prepared under the historical cost basis, except for certain financial assets and liabilities which are measured at fair value and are presented in U.S. dollars. They have been prepared on a going concern basis assuming that the Company will be able to realize its assets and discharge its liabilities in the normal course of business as they come due for the foreseeable future. Certain comparative figures have been reclassified to conform with the current year’s presentation.